AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

November 2017

For the month of November 2017, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.05% and a net return of 0.01%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of -0.13% for the month.

November gross relative performance: 0.18%

Performance for periods ended November 30, 2017 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.27%	2.99%	2.43%	2.27%	4.41%
HIT Total Net Rate of Return	2.90%	2.58%	2.01%	1.85%	3.97%
Barclays Capital Aggregate Bond Index	3.07%	3.21%	2.11%	1.98%	3.99%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries were tighter for FHA/Ginnie Mae loan certificates and wider for Fannie Mae DUS securities. Ginnie Mae construction/permanent and permanent loan certificates each contracted by approximately 4 basis points (bps). Longer maturity Fannie Mae DUS securities widened, with the benchmark 10/9.5 structure widening by approximately 2.5 bps. The HIT had 26.8% of its portfolio invested in single-asset DUS securities of various structures at the end of November, while there were no such securities in the Barclays Aggregate. In addition, the HIT executed a portfolio reallocation from Ginnie Mae permanent loan certificates to other spread assets that resulted in realized gains.
  Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -3 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.8% of the index as of November 30, 2017.
  The portfolio’s slightly short relative duration as Treasury rates increased across the curve, with exception of the 30-year maturity. The 2-, 5-, 7-, and 10-year rates rose by 18, 12, 8, and 3 bps, respectively, while the 30-year rate fell by 5 bps.

Negative impacts to the HIT’s performance included:

  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the best performing major sector in the index, with an excess return of 4 bps. The HIT was
1

AFL-CIO HOUSING INVESTMENT TRUST	November 2017 Performance Commentary

underweight to this sector with an 18.1% allocation versus 28.1% in the Barclays Aggregate at the end of November. Mitigating this to some extent is the portfolio’s overweight to short-term, agency adjustable-rate single family securities that outperform fixed-rate MBS as rates rise.

November 2017 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.14%	0	6.20
Agencies	0.00%	20	4.35
Single family agency MBS (RMBS)	-0.14%	4	4.57
Corporates	-0.15%	-3	7.53
Commercial MBS (CMBS)	-0.33%	3	5.44
Asset-backed securities (ABS)	-0.09%	11	2.19
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/17	11/30/17	Change
1 Month	0.971%	1.124%	0.152%
3 Month	1.131%	1.256%	0.125%
6 Month	1.278%	1.437%	0.159%
1 Year	1.421%	1.607%	0.186%
2 Year	1.600%	1.782%	0.182%
3 Year	1.726%	1.892%	0.166%
5 Year	2.017%	2.138%	0.121%
7 Year	2.231%	2.307%	0.077%
10 Year	2.379%	2.410%	0.030%
30 Year	2.879%	2.827%	-0.053%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2

AFL-CIO HOUSING INVESTMENT TRUST	November 2017 Performance Commentary

Portfolio Data as of November 30, 2017

Net Assets	$6,157,322,021
Portfolio Effective Duration	5.507 years
Portfolio Average Coupon	3.12%
Portfolio Current Yield[1]	3.20%
Portfolio Yield to Worst	2.88%
Convexity	0.075
Maturity	8.906 years
Average Price	101.98
Number of Holdings	1,000

Portfolio Percentage in Each of the Following Categories:2

Agency Single-Family MBS	22.65%
CMBS – Agency Multifamily*	64.17%
U.S. Treasury Notes/Bonds	3.54%
State Housing Permanent Bonds	5.03%
State Housing Construction Bonds	0.81%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	3.70%
* Includes multifamily MBS (55.77%), multifamily Construction MBS (6.53%), and AAA Private-Label CMBS (1.87%).

Portfolio Duration Distribution, by Percentage in Each Category:2

Cash	3.70%
0-0.99 years	7.16%
1-2.99 years	13.53%
3-3.99 years	20.05%
4-5.99 years	14.95%
6-7.99 years	19.14%
8-9.99 years	16.68%
10-14.99 years	2.56%
15-19.99 years	2.23%
Over 20 years	0.00%

____________________________________________

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3

AFL-CIO HOUSING INVESTMENT TRUST	November 2017 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	3.95%
1 – 2.99 years	10.43%
3 – 4.99 years	28.52%
5 – 6.99 years	20.04%
7 – 9.99 years	22.24%
10 – 19.99 years	11.84%
Greater than 20 years	2.98%

Quality Distribution:3

U.S. Government or Agency	89.84%
AAA	2.63%
AA	3.73%
A	0.00%
Not Rated	0.09%
Cash	3.70%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055   Fax (202) 331-8190

www.aflcio-hit.com

____________________________________________

3 Percentages weighted by unfunded construction-related security purchase commitments.

4